UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-06670
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CREDIT SUISSE INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010
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(Address of Principal Executive Offices)           (Zip Code)

J. Kevin Gao, Esq.

Credit Suisse Institutional Fund, Inc.

Eleven Madison Avenue

New York, New York  10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2005 to October 31, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE
INSTITUTIONAL FUND

Annual Report

October 31, 2006

CREDIT SUISSE INSTITUTIONAL FUND, INC.

■  LARGE CAP VALUE PORTFOLIO

■  INTERNATIONAL FOCUS PORTFOLIO

■  CAPITAL APPRECIATION PORTFOLIO

The Portfolios' investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolios' management are as of the date of the letters and Portfolios' holdings described in this document are as of October 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report

October 31, 2006 (unaudited)

December 11, 2006

Dear Shareholder:

For the year ended October 31, 2006, Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio1 returned 17.47% versus 21.46% for the Russell 1000 Value Index.2

Market Overview: Market continues upward on the back of strong earnings

With the exception of a modest correction in the late spring, U.S. stocks climbed steadily over the past year to finish near a five-year high on October 31, 2006. The major drivers of the market were continued strong earnings and a pause by the Federal Reserve from its three-year campaign of raising interest rates. Equity prices were also supported by a pullback in energy prices during the past year.

On balance, we believe that the economic data and management rhetoric presently weigh in favor of the hoped-for "soft landing." This is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. The most recent data in the third quarter appear to be consistent with this outlook as the GDP slowed to 1.6% while corporate profits, as measured by S&P 500 Index earnings, increased more than 17%.

The strength in the equity market was broad based with all major sectors participating. The strongest returns came from the utility and materials sectors while the weakest returns were from the oil and gas stocks. In our view, this was due mainly to the pullback in energy after a run-up in the wake of an active hurricane season in 2005. Value stocks again outperformed growth stocks during the 12-month period, despite many predictions to the contrary. Growth stocks were hurt by the underperformance of healthcare and technology stocks, which constitute a big share of the growth indexes.

Strategic Review and Outlook: A focus on bottom-up research and quantitative analysis

The Portfolio underperformed the Russell 1000 Value Index (its benchmark) during the period ended October 31, 2006, due in large part to the conservative positioning of the Portfolio in a strong market. Most of the underperformance came early in the year as a result of a sharp rally that was paced by lower-quality, more speculative stocks the Portfolio strives to avoid. An underweight in commodity stocks in an inflationary environment also detracted from performance.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

On the positive side, relative performance was helped by strong stock selection in the consumer and oil and gas sectors. Our general overweight and stock selection in industrials and producer durables also boosted returns.

In terms of recent noteworthy portfolio activity, we reduced our substantial overweight in energy stocks during the past year mainly due to our valuation analyses. We are still believers in the long-term case for higher energy prices, but felt a more neutral weighting was prudent in light of the sector's price appreciation. Our holdings in consumer discretionary stocks were trimmed to an underweight mainly in response to concerns over the slowing economy, as well as many of these stocks having reached our price targets. We remain overweight in the industrial and aerospace/defense stocks as we believe they could benefit by the increased pricing and earnings power we normally see at this point in an economic cycle.

In light of the Board's August 16, 2006 approval of a Plan of Liquidation, Dissolution and Termination for the Portfolio, shares are no longer being offered effective November 1, 2006. The liquidation, dissolution and termination of the Portfolio is subject to the completion of certain conditions, including the approval of the Plan by the Portfolio's shareholders. On December 5, 2006, Large Cap Value Portfolio's shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Portfolio's assets have been liquidated as of December 12, 2006.

The Credit Suisse Large Cap Value Team

Stephen Kaszynski

Robert Rescoe

Adam Scheiner

The value of investments generally will fluctuate in response to market movements and the Portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Comparison of Change in Value of $1,000,000 Investment in the
Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio1
and the Russell 1000® Value Index2 from Inception (06/30/97).

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Average Annual Returns as of September 30, 20061

1 Year	5 Years	Since Inception
12.35%	9.02%	8.33%

Average Annual Returns as of October 31, 20061

1 Year	5 Years	Since Inception
17.47%	9.13%	8.45%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2006

Actual Portfolio Return
Beginning Account Value 5/1/06	$1,000.00
Ending Account Value 10/31/06	$1,060.60
Expenses Paid per $1,000*	$3.90
Hypothetical 5% Portfolio Return
Beginning Account Value 5/1/06	$1,000.00
Ending Account Value 10/31/06	$1,021.42
Expenses Paid per $1,000*	$3.82
Annualized Expense Ratios*	0.75%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments and may vary over time.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio
Annual Investment Adviser's Report

October 31, 2006 (unaudited)

December 11, 2006

Dear Shareholder:

For the year ended October 31, 2006, Credit Suisse Institutional Fund, Inc. — International Focus Portfolio had a gain of 22.55%1 versus an increase of 28.91% for the Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index (gross dividends)2 and 27.52% for the Morgan Stanley Capital International EAFE Index (net dividends).3 As of February 28, 2006, the Fund's benchmark changed to the Morgan Stanley Capital International EAFE Index (net dividends). The Fund elected to make this change for several reasons, including 1) the MSCI EAFE Index remains the more widely recognized and utilized international equity benchmark amongst U.S. institutional investors and 2) the MSCI EAFE Index more accurately reflects the portfolio's exposure to emerging markets.

Market Review: Markets Rise on the Back of Strong Earnings and Falling Commodity Prices

For the 12-month period ending October 31, 2006, world equity markets staged strong double digit rallies due to rosy earnings expectations despite interest rate increases. Emerging markets led the pack, gaining 35% in U.S. Dollars with Continental Europe (excluding emerging markets) trailing slightly with a rise of 33.5%. In the developed world, Japan was the laggard, increasing 16.5%.

U.S. Dollar returns were enhanced in most areas as the dollar continued to lose value versus foreign currencies. This trend was most pronounced in the Euro Zone and in emerging Asia countries such as Indonesia, Korea and Thailand. Once again, Japan was an exception, with the yen actually losing steam relative to the dollar.

Growing interest rate and inflation worries — driven by rising oil prices — caused a market correction from early May through the middle of July. Subsequently, mixed data on the U.S. economy led the Federal Reserve to pause its monetary tightening cycle. This was followed by a sharp decline in the crude oil price, which fell nearly 25% from its August peak of just over $78 per barrel (Brent crude) to $59 per barrel by the end of October. Natural gas prices also experienced a precipitous decline as inventories rose to record levels due to weakening demand and a hurricane season that never materialized. Markets then began to rally on the back of decreasing inflation fears and a strong earnings season in most regions of the world.

This market rally continued relatively unabated into October. Further declines in energy prices — along with an earnings season that has produced more

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

positive than negative surprises in our view — helped fuel the recent rise in world stock markets. While we believe the economic backdrop remains reasonably benign, we still feel that bond/equity comparisons are slightly less favorable for equity markets than they were several months ago. In our view, leading indicators are beginning to roll over and many industry analysts are bullish on earnings prospects for 2007. Additionally, though valuations are not yet stretched, in our opinion, they are no longer extremely cheap.

Strategic Review and Outlook: Cautious Optimism for the Future

The Portfolio gained 22.55% for this period. Strong stock selection in industrials and telecommunications contributed to performance, while underweights in the well performing sectors of utilities and materials reduced relative performance. Strong stock selection in Japan early in the fiscal year was offset by poor stock selection in the United Kingdom — caused mainly by the underperformance of mega-caps.

As stock and sector valuations have converged over the past 18 months, we have found ourselves moving closer to neutral positions in a number of sectors where we previously had relatively strong views. We are now slightly underweight industrials compared to the virtual double-weight we maintained through the majority of 2005. Conversely, we have moved from underweight to overweight in pharmaceuticals and have reduced our overweight energy position back to neutral.

Geographically, the changes have been less pronounced. We reduced our weighting in Japan at the beginning of the year after a very strong showing in 2005. Our emerging markets position fluctuated earlier this year as we capitalized on our analysis of attractive entry and exit points caused by market volatility. Additionally, our overall European weighting has nudged up slightly.

Going forward, we are adopting a more cautious stance in the short term as we anticipate the markets may be close to discounting the current positive environment. Though we believe that macro fundamentals are, for the most part, healthy, we currently prefer to focus on companies we believe that can sustain growth regardless of the economic cycle.

The Credit Suisse International Equity Team is responsible for the day-to-day management of the Fund. The current team members are Neil Gregson and Tom Mann. Mr. Gregson and Mr. Mann are co-lead portfolio managers of the Fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. Nancy Nierman and Emily Alejos are no longer members of the team. For more information, please see the prospectus.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

The Credit Suisse International Equity Team

Neil Gregson

Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Portfolio's fifteen largest holdings may account for 40% or more of the Portfolio's assets. As a result of this strategy, the Portfolio may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Comparison of Change in Value of $3,000,000 Investment in the
Credit Suisse Institutional Fund, Inc. — International Focus Portfolio1,
the MSCI ACWI Free Ex-USA Index2 and
MSCI EAFE Index2 for Ten Years.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Average Annual Returns as of September 30, 20061

1 Year	5 Years	10 Years	Since Inception[3]
15.99%	13.00%	5.43%	8.30%

Average Annual Returns as of October 31, 20061

1 Year	5 Years	10 Years	Since Inception[3]
22.55%	12.81%	5.86%	8.49%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the US. Effective February 28, 2006, the portfolio has elected to change its benchmark to the Morgan Stanley Capital International EAFE Index (Europe, Australasia and Far East) (net dividends), a free-float adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 9/1/92

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2006

Actual Portfolio Return
Beginning Account Value 5/1/06	$1,000.00
Ending Account Value 10/31/06	$1,010.40
Expenses Paid per $1,000*	$4.81
Hypothetical 5% Portfolio Return
Beginning Account Value 5/1/06	$1,000.00
Ending Account Value 10/31/06	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio
Annual Investment Adviser's Report

October 31, 2006 (unaudited)

December 11, 2006

For the year ended October 31, 2006, Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio had a gain of 4.44%1 versus an increase of 10.84% for the Russell 1000 Growth Index.2

Market Review: Market continues upward on the back of strong earnings

Overall, the year ending October 31, 2006, was a positive one for U.S. equities in general and for the growth sector specifically. Surprisingly, the July-October period, typically a weak seasonal period, was very strong. Despite a spring pullback, based on growing concerns of a housing-led consumer induced recession, the markets quickly embraced the idea of a "soft landing" following a steep drop in oil prices and a pause in Federal Reserve rate increases. Not surprisingly, energy gyrated with similar volatility to other economically sensitive sectors.

The best performers for the 12 months ended October 31 were the economically sensitive areas. However, healthcare and technology, the traditional growth-investing performers, were the biggest laggards for the period. In fact, many healthcare participants were hurt by pricing concerns, while a lack of strong product cycles caused a decline in interest in technology.

Strategic Review and Outlook: A renewed focus on earnings

The Portfolio's emphasis on the industrial strength of the economy contributed to performance. The Portfolio particularly profited from exposure to the continuing aerospace cycle as well as equipment and agricultural names. Conversely, an involvement in the underperforming growth areas of technology and healthcare detracted from performance. Though the Portfolio was underweight in technology and overweight in healthcare, there were stock selection difficulties within both sectors. Portfolio performance was also impacted by holdings that experienced product disappointments, in addition to disappointments as industry conditions shifted in some of the service areas.

During the period, the equity markets also withstood the simultaneous decline in housing markets and continuing interest rate increases, a new Federal Reserve head and a precipitous turn in the formerly high-flying energy arena.

In light of the Board's August 16, 2006 approval of a Plan of Liquidation, Dissolution and Termination for the Portfolio, shares are no longer being offered effective November 1, 2006. The liquidation, dissolution and termination of the Portfolio is subject to the completion of certain conditions, including the approval of the Plan by the Portfolio's shareholders. On November 21, 2006, Capital Appreciation Portfolio's shareholders approved a Plan of Liquidation,

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Dissolution and Termination under which all of the Portfolio's assets have been liquidated as of November 29, 2006.

Marian Pardo

Portfolio Manager

The value of investments generally will fluctuate in response to market movements.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Comparison of Change in Value of $1,000,000 Investment in the
Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio1
and the Russell 1000® Growth Index2 from Inception (01/31/02).

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Average Annual Returns as of September 30, 20061

1 Year	Since Inception
2.64%	0.24%

Average Annual Returns as of October 31, 20061

1 Year	Since Inception
4.44%	0.26%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2006

Actual Portfolio Return
Beginning Account Value 5/1/06	$1,000.00
Ending Account Value 10/31/06	$976.80
Expenses Paid per $1,000*	$3.74
Hypothetical 5% Portfolio Return
Beginning Account Value 5/1/06	$1,000.00
Ending Account Value 10/31/06	$1,021.42
Expenses Paid per $1,000*	$3.82
Annualized Expense Ratios*	0.75%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments and may vary over time.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Schedule of Investments

October 31, 2006

	Number of Shares	Value
COMMON STOCKS (89.4%)
Aerospace & Defense (6.8%)
Boeing Co.	100	$7,986
Goodrich Corp.	400	17,636
L-3 Communications Holdings, Inc.	300	24,156
United Technologies Corp.	300	19,716
		69,494
Banks (9.0%)
Bank of America Corp.	600	32,322
Bank of New York Company, Inc.	400	13,748
Hudson City Bancorp, Inc.	1,100	15,103
U.S. Bancorp	500	16,920
Wells Fargo & Co.	400	14,516
		92,609
Beverages (0.9%)
Coca-Cola Co.	200	9,344
Chemicals (1.6%)
Dow Chemical Co.	400	16,316
Commingled Fund (3.1%)
iShares Russell 1000 Value Index Fund	400	31,776
Communications Equipment (1.8%)
Cisco Systems, Inc.*	400	9,652
Motorola, Inc.	400	9,224
		18,876
Computers & Peripherals (2.7%)
International Business Machines Corp.	300	27,699
Containers & Packaging (0.8%)
Crown Holdings, Inc.*	400	7,776
Diversified Financials (14.9%)
American Express Co.	200	11,562
Capital One Financial Corp.	300	23,799
Citigroup, Inc.	600	30,096
Freddie Mac	200	13,798
JPMorgan Chase & Co.	400	18,976
Lehman Brothers Holdings, Inc.	300	23,352
Morgan Stanley	300	22,929
Western Union Co.*	400	8,820
		153,332
Diversified Telecommunication Services (6.7%)
ALLTEL Corp.	200	10,662
AT&T, Inc.	600	20,550
Sprint Nextel Corp.	700	13,083
Verizon Communications, Inc.	400	14,800
Windstream Corp.	700	9,604
		68,699

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Electric Utilities (3.7%)
Edison International	400	$17,776
Exelon Corp.	100	6,198
PPL Corp.	400	13,808
		37,782
Electrical Equipment (0.8%)
Emerson Electric Co.	100	8,440
Energy Equipment & Services (1.3%)
Halliburton Co.	400	12,940
Food & Drug Retailing (0.9%)
CVS Corp.	300	9,414
Healthcare Providers & Services (1.2%)
Aetna, Inc.	300	12,366
Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	200	9,764
Household Products (1.9%)
Procter & Gamble Co.	300	19,017
Industrial Conglomerates (2.4%)
General Electric Co.	700	24,577
Insurance (2.8%)
Hartford Financial Services Group, Inc.	100	8,717
St. Paul Travelers Companies, Inc.	400	20,452
		29,169
IT Consulting & Services (0.9%)
First Data Corp.	400	9,700
Machinery (1.2%)
Caterpillar, Inc.	200	12,142
Oil & Gas (9.8%)
Chevron Corp.	400	26,880
ConocoPhillips	200	12,048
Exxon Mobil Corp.	500	35,710
Newfield Exploration Co.*	400	16,316
Noble Energy, Inc.	200	9,726
		100,680
Paper & Forest Products (1.0%)
International Paper Co.	300	10,005
Pharmaceuticals (5.4%)
Abbott Laboratories	200	9,502
Johnson & Johnson	400	26,960
Pfizer, Inc.	700	18,655
		55,117

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Real Estate (0.9%)
Annaly Capital Management, Inc.	700	$9,184
Semiconductor Equipment & Products (0.8%)
Applied Materials, Inc.	500	8,695
Software (0.6%)
Microsoft Corp.	200	5,742
Specialty Retail (2.9%)
Abercrombie & Fitch Co. Class A	200	15,330
Home Depot, Inc.	400	14,932
		30,262
Tobacco (1.6%)
Altria Group, Inc.	200	16,266
TOTAL COMMON STOCKS (Cost $909,711)		917,183
TOTAL INVESTMENTS AT VALUE (89.4%) (Cost $909,711)		917,183
OTHER ASSETS IN EXCESS OF LIABILITIES (10.6%)		108,754
NET ASSETS (100.0%)		$1,025,937

*  Non-income producing security.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments

October 31, 2006

	Number of Shares	Value
COMMON STOCKS (96.3%)
Brazil (0.8%)
Oil & Gas (0.8%)
Petroleo Brasileiro SA - Petrobras ADR	3,100	$250,976
TOTAL BRAZIL		250,976
Denmark (2.8%)
Pharmaceuticals (2.8%)
Novo Nordisk AS Series B	11,150	840,204
TOTAL DENMARK		840,204
Europe (0.4%)
Diversified Financials (0.4%)
KKR Private Equity Investors LP*	6,100	132,675
TOTAL EUROPE		132,675
France (15.6%)
Banks (4.3%)
BNP Paribas	4,156	456,457
Societe Generale§	5,063	840,559
		1,297,016
Beverages (1.9%)
Pernod Ricard SA§	2,951	590,776
Insurance (3.0%)
Axa§	23,543	895,680
Media (1.6%)
Lagardere S.C.A.*§	6,588	473,995
Oil & Gas (1.3%)
Total SA§	5,849	395,673
Pharmaceuticals (1.0%)
Sanofi-Aventis§	3,628	308,940
Textiles & Apparel (2.5%)
LVMH Moet Hennessy Louis Vuitton SA§	7,281	758,384
TOTAL FRANCE		4,720,464
Germany (7.4%)
Auto Components (1.6%)
Continental AG	4,417	494,850
Banks (1.0%)
Bayerische Hypo-und Vereinsbank AG§	6,705	304,128
Electric Utilities (1.7%)
E.ON AG	4,136	498,043
Multi-Utilities (1.8%)
RWE AG	5,507	545,451
Software (1.3%)
SAP AG	2,038	405,749
TOTAL GERMANY		2,248,221

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Greece (1.8%)
Diversified Telecommunication Services (1.8%)
Hellenic Telecommunications Organization SA (OTE)*	21,300	$551,388
TOTAL GREECE		551,388
India (1.3%)
Diversified Telecommunication Services (1.3%)
Bharti Airtel, Ltd.*	34,443	404,470
TOTAL INDIA		404,470
Israel (1.3%)
Pharmaceuticals (1.3%)
Teva Pharmaceutical Industries, Ltd. ADR	12,000	395,640
TOTAL ISRAEL		395,640
Italy (3.6%)
Banks (2.5%)
SanPaolo IMI SpA§	28,262	603,007
UniCredito Italiano SpA	18,994	157,405
		760,412
Oil & Gas (1.1%)
Eni SpA§	11,232	339,777
TOTAL ITALY		1,100,189
Japan (19.9%)
Auto Components (1.1%)
Bridgestone Corp.	16,000	332,685
Banks (3.5%)
Mitsubishi UFJ Financial Group, Inc.§	29	367,213
Mizuho Financial Group, Inc.	88	682,852
		1,050,065
Chemicals (4.2%)
Kuraray Company, Ltd.§	33,000	373,243
Shin-Etsu Chemical Company, Ltd.	13,500	883,463
		1,256,706
Diversified Financials (1.8%)
Daiwa Securities Group, Inc.	48,000	541,788
Electronic Equipment & Instruments (1.5%)
Omron Corp.	18,100	465,461
Household Products (1.5%)
Uni-Charm Corp.§	8,200	456,218
Machinery (1.6%)
Komatsu, Ltd.	27,000	484,995
Specialty Retail (2.1%)
Yamada Denki Company, Ltd.§	6,400	634,788

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Japan
Trading Companies & Distributors (2.6%)
Sumitomo Corp.	60,700	$796,246
TOTAL JAPAN		6,018,952
Luxembourg (1.3%)
Energy Equipment & Services (1.3%)
Acergy SA*§	22,000	400,076
TOTAL LUXEMBOURG		400,076
Mexico (1.7%)
Wireless Telecommunication Services (1.7%)
America Movil SA de CV ADR Series L	11,700	501,579
TOTAL MEXICO		501,579
Netherlands (4.7%)
Banks (1.7%)
ABN AMRO Holding NV	17,381	506,471
Food Products (1.8%)
Royal Numico NV§	11,912	532,111
Oil & Gas (1.2%)
Royal Dutch Shell PLC Class A	10,500	365,147
TOTAL NETHERLANDS		1,403,729
Norway (1.5%)
Banks (1.5%)
DNB NOR ASA	34,600	452,791
TOTAL NORWAY		452,791
Singapore (1.6%)
Banks (1.6%)
United Overseas Bank, Ltd.	42,685	484,721
TOTAL SINGAPORE		484,721
South Korea (1.9%)
Machinery (1.9%)
Samsung Heavy Industries Company, Ltd.	20,910	559,723
TOTAL SOUTH KOREA		559,723
Spain (0.8%)
Tobacco (0.8%)
Altadis SA	4,765	227,892
TOTAL SPAIN		227,892
Sweden (1.5%)
Communications Equipment (1.5%)
Telefonaktiebolaget LM Ericsson	116,180	439,204
TOTAL SWEDEN		439,204

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Switzerland (4.9%)
Banks (3.0%)
Julius Baer Holding, Ltd.	3,288	$346,999
UBS AG	9,348	558,282
		905,281
Pharmaceuticals (1.9%)
Novartis AG	9,228	560,237
TOTAL SWITZERLAND		1,465,518
Taiwan (2.3%)
Diversified Telecommunication Services (1.1%)
Chunghwa Telecom Company, Ltd. ADR	17,678	323,331
Semiconductor Equipment & Products (1.2%)
MediaTek, Inc.	38,500	374,813
TOTAL TAIWAN		698,144
United Kingdom (19.2%)
Aerospace & Defense (1.5%)
BAE Systems PLC	58,300	466,061
Banks (5.3%)
Barclays PLC	31,853	429,107
HSBC Holdings PLC§	38,100	720,602
Royal Bank of Scotland Group PLC	12,339	439,174
		1,588,883
Beverages (1.3%)
SABMiller PLC	21,018	406,409
Commercial Services & Supplies (0.5%)
Hays PLC	52,979	149,895
Metals & Mining (3.1%)
BHP Billiton PLC	25,226	485,669
Vedanta Resources PLC	16,359	453,393
		939,062
Oil & Gas (2.0%)
BP PLC	53,539	598,429
Pharmaceuticals (3.0%)
AstraZeneca PLC	5,731	337,687
GlaxoSmithKline PLC	21,339	568,605
		906,292
Tobacco (1.3%)
Imperial Tobacco Group PLC	11,267	399,027
Wireless Telecommunication Services (1.2%)
Vodafone Group PLC	136,200	350,897
TOTAL UNITED KINGDOM		5,804,955
TOTAL COMMON STOCKS (Cost $20,592,338)		29,101,511

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
SHORT-TERM INVESTMENTS (22.4%)
State Street Navigator Prime Portfolio§§	5,871,615	$5,871,615
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 11/01/06	$888	888,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,759,615)		6,759,615
TOTAL INVESTMENTS AT VALUE (118.7%) (Cost $27,351,953)		35,861,126
LIABILITIES IN EXCESS OF OTHER ASSETS (-18.7%)		(5,654,809)
NET ASSETS (100.0%)		$30,206,317

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments

October 31, 2006

	Number of Shares	Value
COMMON STOCKS (102.3%)
Aerospace & Defense (6.2%)
Boeing Co.	100	$7,986
L-3 Communications Holdings, Inc.	100	8,052
Precision Castparts Corp.	100	6,806
United Technologies Corp.	200	13,144
		35,988
Banks (2.3%)
Northern Trust Corp.	100	5,872
Wells Fargo & Co.	200	7,258
		13,130
Beverages (4.9%)
Coca-Cola Co.	200	9,344
PepsiCo, Inc.	300	19,032
		28,376
Biotechnology (5.5%)
Amylin Pharmaceuticals, Inc.*	100	4,396
Celgene Corp.*	200	10,688
Genentech, Inc.*	200	16,660
		31,744
Chemicals (1.5%)
Monsanto Co.	200	8,844
Commercial Services & Supplies (1.1%)
Avery Dennison Corp.	100	6,314
Commingled Fund (6.5%)
iShares Russell 1000 Growth Index Fund	700	37,793
Communications Equipment (9.1%)
Cisco Systems, Inc.*	900	21,717
Corning, Inc.*	700	14,301
Motorola, Inc.	400	9,224
Qualcomm, Inc.	200	7,278
		52,520
Computers & Peripherals (1.4%)
Apple Computer, Inc.*	100	8,108
Diversified Financials (8.3%)
American Express Co.	300	17,343
Citigroup, Inc.	100	5,016
Franklin Resources, Inc.	100	11,396
Morgan Stanley	100	7,643
TD Ameritrade Holding Corp.	400	6,588
		47,986
Electric Utilities (0.8%)
AES Corp.*	200	4,398

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments (1.7%)
Roper Industries, Inc.	200	$9,570
Energy Equipment & Services (1.8%)
Grant Prideco, Inc.*	100	3,777
Halliburton Co.	200	6,470
		10,247
Food & Drug Retailing (1.6%)
CVS Corp.	300	9,414
Healthcare Equipment & Supplies (2.9%)
IMS Health, Inc.	200	5,570
Varian Medical Systems, Inc.*	200	10,972
		16,542
Household Products (3.3%)
Procter & Gamble Co.	300	19,017
Insurance (1.3%)
Prudential Financial, Inc.	100	7,693
Internet Software & Services (1.1%)
eBay, Inc.*	200	6,426
IT Consulting & Services (1.0%)
CACI International, Inc. Class A*	100	5,754
Media (4.7%)
Lamar Advertising Co. Class A*	200	11,536
Walt Disney Co.	500	15,730
		27,266
Multiline Retail (4.2%)
Kohl's Corp.*	200	14,120
Wal-Mart Stores, Inc.	200	9,856
		23,976
Oil & Gas (4.4%)
EOG Resources, Inc.	100	6,653
Exxon Mobil Corp.	200	14,284
XTO Energy, Inc.	100	4,666
		25,603
Pharmaceuticals (10.9%)
Endo Pharmaceuticals Holdings, Inc.*	200	5,708
Johnson & Johnson	400	26,960
Medco Health Solutions, Inc.*	200	10,700
Merck & Company, Inc.	200	9,084
Wyeth	200	10,206
		62,658

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Software (8.1%)
Adobe Systems, Inc.*	330	$12,623
Autodesk, Inc.*	200	7,350
Cerner Corp.*	100	4,831
Electronic Arts, Inc.*	200	10,578
Microsoft Corp.	400	11,484
		46,866
Textiles & Apparel (1.6%)
Nike, Inc. Class B	100	9,188
Tobacco (1.4%)
Altria Group, Inc.	100	8,133
Wireless Telecommunication Services (4.7%)
American Tower Corp. Class A*	400	14,408
NII Holdings, Inc.*	200	13,006
		27,414
TOTAL COMMON STOCKS (Cost $480,764)		590,968
TOTAL INVESTMENTS AT VALUE (102.3%) (Cost $480,764)		590,968
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.3%)		(13,207)
NET ASSETS (100.0%)		$577,761

*  Non-income producing security.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Statements of Assets and Liabilities

October 31, 2006

	Large Cap Value Portfolio	International Focus Portfolio	Capital Appreciation Portfolio
Assets
Investments at value, including collateral for securities on loan of $0, $5,871,615, and $0 (Cost $909,711, $27,351,953, and $480,764, respectively) (Note 2)	$917,183	$35,861,126[1]	$590,968
Cash	980	135	844
Foreign currency at value (cost $0, $135,660 and $0 respectively) (Note 2)	—	132,853	—
Receivable for investments sold	100,205	185,400	8,148
Receivable from investment adviser (Note 3)	79,614	—	7,688
Dividend and interest receivable	18,742	35,850	1,228
Unrealized appreciation on forward currency contracts (Note 2)	—	201	—
Prepaid expenses and other assets	5,489	8,541	4,155
Total Assets	1,122,213	36,224,106	613,031
Liabilities
Advisory fee payable (Note 3)	—	8,789	—
Administrative services fee payable (Note 3)	5,301	6,162	2,541
Loan payable	56,000	—	—
Payable for investments purchased	10,650	84,289	11,412
Directors' fee payable	2,569	2,567	2,569
Payable upon return of securities loaned (Note 2)	—	5,871,615	—
Unrealized depreciation on forward currency contracts (Note 2)	—	1,317	—
Deferred foreign tax liability (Note 2)	—	12,704	—
Other accrued expenses payable	21,756	30,346	18,748
Total Liabilities	96,276	6,017,789	35,270
Net Assets
Capital stock, $0.001 par value (Note 6)	1,070	2,224	57
Paid-in capital (Note 6)	1,026,335	166,146,286	1,091,861
Undistributed net investment income	—	435,690	25,871
Accumulated net realized loss on investments and foreign currency transactions	(8,940)	(144,871,408)	(650,232)
Net unrealized appreciation (depreciation) from investments and foreign currency translations	7,472	8,493,525	110,204
Net Assets	$1,025,937	$30,206,317	$577,761
Shares outstanding	1,069,794	2,223,753	57,264
Net asset value, offering price, and redemption price per share	$0.96	$13.58	$10.09

1  Including $5,589,167 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Statements of Operations

For the Year Ended October 31, 2006

	Large Cap Value Portfolio	International Focus Portfolio	Capital Appreciation Portfolio
Investment Income (Note 2)
Dividends	$615,045	$752,436	$75,936
Interest	18,677	48,315	15,959
Securities lending	600	21,945	372
Foreign taxes withheld	(196)	(64,388)	—
Total investment income	634,126	758,308	92,267
Expenses
Investment advisory fees (Note 3)	207,735	242,776	44,201
Administrative services fees (Note 3)	53,898	57,899	25,687
Registration fees	20,293	16,433	21,188
Audit and tax fees	17,818	24,007	16,385
Printing fees (Note 3)	14,008	11,309	8,742
Legal fees	23,389	23,051	23,073
Custodian fees	11,819	21,542	9,136
Directors' fees	6,540	6,538	6,540
Insurance expense	3,489	3,680	2,140
Transfer agent fees	1,889	2,509	1,481
Commitment fees (Note 4)	747	795	246
Miscellaneous expense	4,984	17,686	4,502
Total expenses	366,609	428,225	163,321
Less: fees waived and expenses reimbursed (Note 3)	(158,874)	(139,930)	(97,020)
Net expenses	207,735	288,295	66,301
Net investment income	426,391	470,013	25,966
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	8,356,142	3,555,561	1,290,760
Net realized loss from foreign currency transactions	(8)	(18,247)	—
Net change in unrealized appreciation (depreciation) from investments	(4,128,633)	2,243,267	(886,612)
Net change in unrealized appreciation (depreciation) from foreign currency translations	—	(13,971)	—
Net realized and unrealized gain (loss) from investments and foreign currency related items	4,227,501	5,766,610	404,148
Net increase in net assets resulting from operations	$4,653,892	$6,236,623	$430,114

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Statements of Changes in Net Assets

	Large Cap Value Portfolio		International Focus Portfolio
	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
From Operations
Net investment income	$426,391	$367,599	$470,013	$591,768
Net realized gain (loss) from investments and foreign currency transactions	8,356,134	2,424,743	3,537,314	8,737,446
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(4,128,633)	822,220	2,229,296	(1,998,961)
Net increase in net assets resulting from operations	4,653,892	3,614,562	6,236,623	7,330,253
From Dividends and Distributions
Dividends from net investment income	(702,292)	(407,178)	(664,128)	(1,655,323)
Distributions from net realized gains	(5,843,158)	—	—	—
Net decrease in net assets from dividends and distributions	(6,545,450)	(407,178)	(664,128)	(1,655,323)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,185,908	1,317,491	1,155,205	302,905
Reinvestment of dividends and distributions	6,545,449	407,178	561,640	1,527,634
Net asset value of shares redeemed	(33,598,319)	(6,512,995)	(5,743,628)	(34,034,442)
Net increase (decrease) in net assets from capital share transactions	(23,866,962)	(4,788,326)	(4,026,783)	(32,203,903)
Net increase (decrease) in net assets	(25,758,520)	(1,580,942)	1,545,712	(26,528,973)
Net Assets
Beginning of year	26,784,457	28,365,399	28,660,605	55,189,578
End of year	$1,025,937	$26,784,457	$30,206,317	$28,660,605
Undistributed net investment income	$—	$273,454	$435,690	$648,382

See Accompanying Notes to Financial Statements.

	Capital Appreciation Portfolio
	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
From Operations
Net investment income	$25,966	$20,105
Net realized gain (loss) from investments and foreign currency transactions	1,290,760	155,027
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(886,612)	305,696
Net increase in net assets resulting from operations	430,114	480,828
From Dividends and Distributions
Dividends from net investment income	(8,108)	(12,001)
Distributions from net realized gains	—	—
Net decrease in net assets from dividends and distributions	(8,108)	(12,001)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,593,443	3,726,884
Reinvestment of dividends and distributions	8,108	12,000
Net asset value of shares redeemed	(10,302,397)	(1,154,171)
Net increase (decrease) in net assets from capital share transactions	(7,700,846)	2,584,713
Net increase (decrease) in net assets	(7,278,840)	3,053,540
Net Assets
Beginning of year	7,856,601	4,803,061
End of year	$577,761	$7,856,601
Undistributed net investment income	$25,871	$8,104

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$1.07	$0.96	$0.87	$0.76	$0.85
INVESTMENT OPERATIONS
Net investment income	0.02[1]	0.01[1]	0.01	0.01	0.01
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	0.17	0.11	0.09	0.11	(0.09)
Total from investment operations	0.19	0.12	0.10	0.12	(0.08)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.03)	(0.01)	(0.01)	(0.01)	(0.01)
Distributions from net realized gains	(0.27)	—	—	—	—
Total dividends and distributions	(0.30)	(0.01)	(0.01)	(0.01)	(0.01)
Net asset value, end of year	$0.96	$1.07	$0.96	$0.87	$0.76
Total return[2]	17.47%	12.98%	11.81%	15.48%	(9.68)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,026	$26,784	$28,365	$29,445	$32,099
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.54%	1.31%	1.32%	1.26%	0.85%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.57%	0.53%	0.57%	0.55%	0.63%
Portfolio turnover rate	91%	60%	49%	56%	72%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$11.32	$9.73	$8.92	$7.19	$8.13
INVESTMENT OPERATIONS
Net investment income	0.19[1]	0.16[1]	0.13[1]	0.09[1]	0.07[1]
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.33	1.75	0.97	1.69	(1.01)
Total from investment operations	2.52	1.91	1.10	1.78	(0.94)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.26)	(0.32)	(0.05)	(0.05)	—
Distributions from net realized gains	—	—	(0.24)	—	—
Total dividends and distributions	(0.26)	(0.32)	(0.29)	(0.05)	—
Net asset value, end of year	$13.58	$11.32	$9.73	$8.92	$7.19
Total return[2]	22.55%	19.95%	12.50%	24.90%	(11.56)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$30,206	$28,661	$55,190	$161,971	$44,565
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.55%	1.55%	1.38%	1.17%	0.87%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.46%	0.38%	0.22%	0.22%	0.39%
Portfolio turnover rate	48%	55%	98%	151%	161%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$9.67	$8.94	$8.65	$7.37	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)	0.03	0.02	(0.02)	0.00[2]	0.00[2]
Net gain (loss) on investments (both realized and unrealized)	0.40	0.73	0.31	1.28	(2.63)
Total from investment operations	0.43	0.75	0.29	1.28	(2.63)
LESS DIVIDENDS
Dividends from net investment income	(0.01)	(0.02)	0.00[2]	—	—
Net asset value, end of period	$10.09	$9.67	$8.94	$8.65	$7.37
Total return[3]	4.44%	8.42%	3.37%	17.37%	(26.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$578	$7,857	$4,803	$9,502	$9,311
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%[4]
Ratio of net investment income (loss) to average
net assets	0.29%	0.29%	(0.14)%	0.01%	(0.07)%[4]
Decrease reflected in above operating expense
ratios due to waivers/reimbursements	1.10%	1.25%	1.40%	1.03%	0.76%[4]
Portfolio turnover rate	119%	104%	80%	108%	56%

1  For the period January 31, 2002 (inception date) through October 31, 2002.

2  Total is less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements

October 31, 2006

Note 1. Organization

The Credit Suisse Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers three managed investment funds. The Large Cap Value Portfolio ("Large Cap Value"), the International Focus Portfolio ("International Focus") the Capital Appreciation Portfolio ("Capital Appreciation"), are each classified as diversified, (each a "Portfolio" and collectively, the "Portfolios"). The Fund was incorporated under the laws of the State of Maryland on May 14, 1992.

Investment objectives for each Portfolio are as follows: Large Cap Value seeks total return; Capital Appreciation and International Focus seek long-term capital appreciation.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Portfolios may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is each Portfolio's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolios, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolios' custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — Each Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2006, the Portfolios had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by each Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolios' securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolios to act as the Portfolios' securities lending agent. The Portfolios' securities lending arrangement provides that the Portfolios and SSB will share the net income earned from securities lending activities. For the year ended October 31, 2006, total earnings from Large Cap Value, International Focus and Capital Appreciation's investment in cash

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

collateral received in connection with security lending arrangements was $37,975, $295,152, and $24,172, respectively, of which $37,203, $268,302 and $23,690, respectively, was rebated to borrowers (brokers). Large Cap Value, International Focus and Capital Appreciation retained $600, $21,945, and $372 in income, respectively, from the cash collateral investment and SSB, as lending agent, was paid $172, $4,905, and $110, respectively. The Portfolios may also be entitled to certain minimum amounts of income from their securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income is earned or gains are realized.

Each Portfolio may invest up to 15% (except International Focus, which may invest up to 10%) of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for each Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from each Portfolio based on the fee schedules below:

Portfolio	Annual Rate
Large Cap Value	0.75% of average daily net assets
International Focus	0.80% of average daily net assets
Capital Appreciation	0.50% of average daily net assets

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 3. Transactions with Affiliates and Related Parties

For the year ended October 31, 2006, investment advisory fees earned, voluntarily waived and expenses reimbursed for each Portfolio were as follows:

Portfolio Gross Advisory	Fee	Net Advisory Waiver	Expense Fee	Reimbursement
Large Cap Value	$207,735	$(158,874)	$48,861	$—
International Focus	242,776	(139,930)	102,846	—
Capital Appreciation	44,201	(44,201)	—	(52,819)

Credit Suisse will not recapture from the Portfolios any fees they waived or reimbursed for the fiscal year ended October 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolios. For its co-administrative services, Credit Suisse currently receives a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets. For the year ended October 31, 2006, co-administration services fees earned by Credit Suisse were as follows:

Portfolio	Co-Administration Fee
Large Cap Value	$26,200
International Focus	27,552
Capital Appreciation	16,846

Effective December 1, 2006, CSAMSI is no longer charging a fee.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2006, co-administration services fees earned by SSB (including out-of-pocket fees) were as follows:

Portfolio	Co-Administration Fee
Large Cap Value	$27,698
International Focus	30,347
Capital Appreciation	8,840

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolios to provide certain financial printing and fulfillment services. For the year ended October 31, 2006, Merrill was paid for its services to the Portfolios as follows:

Portfolio	Amount
Large Cap Value	$371
International Focus	371
Capital Appreciation	371

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 4. Line of Credit

The Portfolios, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participate in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal funds rate plus 0.50%. At October 31, 2006, Large Cap Value had a loan outstanding of $56,000. During the year ended October 31, 2006, the Portfolios had borrowings under the Credit Facility as follows:

Portfolio	Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
Large Cap Value	$60,000	5.813%	$64,000
Capital Appreciation	65,000	5.750%	77,000

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases	Sales
Large Cap Value	$23,165,603	$52,934,675
International Focus	13,679,460	17,799,178
Capital Appreciation	9,511,523	17,123,777

Note 6. Capital Share Transactions

The Fund is authorized to issue up to sixteen billion full and fractional shares of common stock of separate series having a par value of $.001 per share. Shares of three series have been classified, which constitute the interest in the Portfolios. Transactions in shares of each Portfolio were as follows:

	Large Cap Value Portfolio
	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Shares sold	2,752,281	1,267,062
Shares issued in reinvestment of dividends	6,700,781	395,318
Shares redeemed	(33,341,079)	(6,204,055)
Net decrease	(23,888,017)	(4,541,675)

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 6. Capital Share Transactions

	International Focus Portfolio
	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Shares sold	94,928	29,012
Shares issued in reinvestment of dividends	46,881	147,597
Shares redeemed	(449,545)	(3,315,963)
Net decrease	(307,736)	(3,139,354)
	Capital Appreciation Portfolio
	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Shares sold	256,629	395,389
Shares issued in reinvestment of dividends	794	1,221
Shares redeemed	(1,012,666)	(121,511)
Net increase (decrease)	(755,243)	275,099

Effective March 1, 2007, the International Focus Portfolio will impose a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Portfolio and becomes part of the Portfolio's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

On October 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of each Portfolio was as follows:

Portfolio	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap Value	2	99%
International Focus	3	87%
Capital Appreciation	1	100%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2006 and 2005 were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2006	2005	2006	2005
Large Cap Value	$1,366,304	$407,178	$5,179,146	$—
International Focus	664,128	1,655,323	—	—
Capital Appreciation	8,108	12,001	—	—

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 7. Federal Income Taxes

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash and mark to market of forward foreign currency contracts. At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Large Cap Value	International Focus	Capital Appreciation
Undistributed ordinary income	$15,331	$435,690	$25,871
Accumulated realized loss	—	(144,840,401)	(641,297)
Unrealized appreciation/(depreciation)	(16,799)	8,462,518	101,269
	$(1,468)	$(135,942,193)	$(514,157)

At October 31, 2006, Portfolios had capital loss carryforwards available to offset possible future capital gains as follows:

	Expires October 31,
	2009	2010	2011
International Focus	$70,318,913	$74,521,488	$—
Capital Appreciation	—	—	641,297

Included in International Focus Portfolio's capital loss carryforwards which expire in 2009 and 2010 is $65,040,279 and $70,935,222 respectively, acquired in the Credit Suisse International Fund merger, which is subject to IRS limitations.

During the tax year ended October 31, 2006, the Portfolios utilized capital loss carryforwards in the following amounts:

Portfolio	Amount Utilized
Large Cap Value	$2,519,469
International Focus	3,525,696
Capital Appreciation	1,270,127

It is uncertain whether the Portfolios will be able to realize the benefits before they expire.

As of October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:

Portfolio	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Large Cap Value	$933,981	$12,651	$(29,449)	$(16,798)
International Focus	27,384,278	8,710,305	(233,457)	8,476,848
Capital Appreciation	489,698	103,229	(1,959)	101,270

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 7. Federal Income Taxes

At October 31, 2006, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and paid-in capital have been adjusted for current period permanent book/tax differences, which arose principally from differing book/tax treatments of security litigation, dividend redesignation and forward foreign currency contracts. Net assets were not affected by these reclassifications:

	Increase (Decrease)
Portfolio	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
Large Cap Value	$—	$2,447	$(2,447)
International Focus	175,100	(18,577)	(156,523)
Capital Appreciation	—	(91)	91

Note 8. Contingencies

In the normal course of business, each Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how the portfolios should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolios have taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2006

Note 9. Recent Accounting Pronouncements

reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Note 10. Liquidations

On November 21, 2006, Capital Appreciation shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Portfolio's assets have been liquidated as of November 29, 2006. On December 5, 2006, Large Cap Value shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Portfolio's assets have been liquidated as of December 12, 2006.

Credit Suisse Institutional Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Credit Suisse Institutional Fund, Inc.
and Shareholders of Credit Suisse Institutional Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio, International Focus Portfolio, and Capital Appreciation Portfolio (constituting Credit Suisse Institutional Fund, Inc., hereafter referred to as the "Fund") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, on November 21, 2006, Capital Appreciation Portfolio's shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Portfolio's assets have been liquidated as of November 29, 2006. On December 5, 2006, Large Cap Value Portfolio's shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Portfolio's assets have been liquidated as of December 12, 2006.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2006

Credit Suisse Institutional Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	42	Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Director, Nominating and Audit Committee Member	Since 1999	Currently retired	36	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Director, Nominating and Audit Committee Member	Since 1998 or Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	35	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Institutional Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	35	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	42	Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Director

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Director	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	35	None

3  Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Institutional Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Steven B. Plump Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2005	Managing Director; Associated with Credit Suisse or its predecessor since 1995; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Credit Suisse Institutional Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-222-8977.

Credit Suisse Institutional Fund, Inc.

Tax Information Letter

October 31, 2006 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate shareholders should note for the year ended October 31, 2006, the percentage of the Portfolios' investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is as follows:

Portfolio	Percentage
Large Cap Value	62.93%
Capital Appreciation	100.00%

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2006, the Portfolios designate approximate amounts listed below, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

Portfolio	Amount
Large Cap Value	$1,366,304
Capital Appreciation	8,108
International Focus	664,128

During the year ended October 31, 2006, Large Cap Value declared $5,179,146 designated as a long-term capital gains dividend.

Credit Suisse Institutional Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how each Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that each Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Funds' website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INSTFUND-AR-1006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006

Audit Fees	$68,175	$37,880

Audit-Related Fees[1]	$18,900	$9,735

Tax Fees[2]	$14,634	$7,545

All Other Fees	--	--

Total	$101,709	$55,160

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($18,900 for 2005 and $9,735 for 2006).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006

Audit-Related Fees	N/A	N/A

2

Tax Fees	N/A	N/A

All Other Fees	$2,444,000	N/A

Total	$2,444,000	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006:

	2005	2006

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2005 and October 31, 2006 were $33,534 and $17,280, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

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Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE INSTITUTIONAL FUND, INC.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	December 29, 2006

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